AMENDMENT NO. 5
TO MASTER LOAN AGREEMENT

Amendment No. 5, dated as of September 28, 2007 (this “Amendment”), between MERRILL LYNCH BANK USA (the “Lender”) and MRU FUNDING SPV INC. (the “Borrower”).

RECITALS

The Lender and the Borrower are parties to that certain Amended and Restated Master Loan Agreement, dated as of February 1, 2007, as amended by that certain Amendment No. 1 dated as of March 9, 2007, Amendment No. 2 dated as of March 27, 2007, Amendment No. 3 dated as of April 27, 2007 and Amendment No. 4, dated as of July 27, 2007 (the “Existing Loan Agreement”; as amended by this Amendment, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

The Lender and the Borrower have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement;

Accordingly, the Lender and the Borrower hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Definitions. Schedule 1 of the Existing Loan Agreement is hereby amended by deleting the definitions of “Applicable Margin”, “Collateral Percentage”, “Commitment” and “Termination Date” in their entirety and replacing them with the following language:

“Applicable Margin” shall mean (a) with respect to all Private Loans, 2.00%, and (b) with respect to all Federal Loans, 0.60%.

“Collateral Percentage” shall mean (a) with respect to all Private Loans, 91% and (b) with respect to all Federal Loans, 95%.

“Commitment” shall mean (a) $145,000,000, or (b) such other amount as revised pursuant to Section 2.13 of the Loan Agreement.

“Termination Date” shall mean (a) December 24, 2007, (b) such earlier date on which the Loan Agreement shall terminate in accordance with the provisions thereof or by operation of law or (c) such other date as may be extended by the Lender pursuant to Section 2.12 or 3.04 of the Loan Agreement.

SECTION 2. Conditions Precedent.  This Amendment shall become effective as of October 15, 2007 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1  Delivered Documents.  On the Amendment Effective Date, the Lender shall have received the following documents and payments, each of which shall be satisfactory to the Lender in form and substance:

(1) this Amendment, executed and delivered by duly authorized officers of the Lender and the Borrower;

(2) such other documents as the Lender or counsel to the Lender may reasonably request.

SECTION 3. Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 4. Confidentiality.  The parties hereto acknowledge that this Amendment, the Existing Loan Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are confidential in nature and the Borrower agrees that, unless otherwise directed by a court of competent jurisdiction, it shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as may be required in order to fulfill its obligations under such documents and with respect to such transactions.

SECTION 5. Counterparts.  This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Lender:	MERRILL LYNCH BANK USA,
as Lender

	By:	/s/ Joseph Magnus
Name: Joseph Magnus
Title: Authorized Signatory

Borrower:	MRU FUNDING SPV INC.,
as Borrower

	By:	/s/ Vishal Garg
Name: Vishal Garg
Title: